                                  EXHIBIT 99.1

                          LETTER FROM FORMER ACCOUNTANT

               [BERENFELD, SPRITZER, SHECHTER & SHEER LETTERHEAD]


August 23, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Re:      Intelilabs.com, Inc.

Dear Sir or Madam:

         We have read Item 4 of the Form 8-K of Intelilabs.com Inc.. dated August 23, 2000, and agree with the statements contained therein.


Very truly yours,


/s/ Bernfeld, Spritzer, Shechter & Sheer
----------------------------------------
BERENFELD, SPRITZER, SHECHTER & SHEER, Certified Public Accountants









                                       5